Exhibit 99.1

Megalith Financial Acquisition Corp.

PRO FORMA BALANCE SHEET

	Actual as of August 28, 2018	Pro Forma Adjustments (Unaudited)		As Adjusted (Unaudited)
ASSETS
CURRENT ASSETS
Cash	$1,785,062			$1,785,062
Prepaid expenses	85,000			85,000

Total current assets	1,870,062			1,870,062

OTHER ASSETS
Cash held in trust account	151,500,000	385,778	(a)	170,981,779
		19,288,890	(b)
		(192,889	)(c)
Total other assets	151,500,000	19,481,779		170,981,779
TOTAL ASSETS	$153,370,062	$19,481,779		$172,851,841

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$285,043			$285,043
Note payable to Sponsor	107,500			107,500
Due to affiliates	32,726			32,726

Total current liabilities	425,269			425,269

LONG TERM LIABILITIES
Deferred underwriting fee payable	6,000,000	771,556	(d)	6,771,556

Total long term liabilities	6,000,000	771,556		6,771,556

Total liabilities	6,425,269	771,556		7,196,825

COMMITMENTS
Class A common stock subject to possible redemption, $0.0001 par value, 14,053,939 and 15,906,437 shares at redemption value of $10.10 per share, actual and as adjusted	141,944,784	18,710,230	(f)	160,655,014

STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-			-
Class A Common Stock; $0.0001 par value; 100,000,000 shares authorized; 946,061 and 1,022,452 shares issued and outstanding (excluding 14,053,939 and 15,906,437 shares subject to possible redemption), actual and as adjusted	95	193	(b)	103
		(185	)(f)
Class B Common Stock; $0.0001 par value; 10,000,000 shares authorized; 4,312,500 and 4,232,222 shares issued and outstanding, actual and as adjusted	431	(8	)(e)	423
Additional paid-in capital	5,082,924	(192,889	)(c)	5,082,917
		(771,556	)(d)
		385,778	(a)
		8	(e)
		19,288,697	(b)
		(18,710,045	)(f)
Accumulated deficit	(83,441)			(83,441)

Total stockholders’ equity	5,000,009	(7)		5,000,002

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$153,370,062	$19,481,779		$172,851,841

Note 1 - Closing of partial exercise of overallotment option, additional private placement, and forfeited shares

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of the Company as of September 21, 2018, adjusted for the closing of the underwriters’ partial exercise of its overallotment option and related transactions which occurred on September 21, 2018 as described below. The underwriters have notified the Company that they will not be exercising the remaining overallotment units, as such the Company has forfeited a portion of the Founder Shares.

On September 21, 2018, the Company consummated the closing of the sale of 1,928,889 additional Units upon receiving notice of the underwriter’s election to partially exercise its overallotment option (“Overallotment Units”), generating an additional gross proceeds of $19,288,890 and incurring additional offering costs of $964,445 in underwriting fees which were partially deferred until the completion of the Company’s initial business combination. Simultaneously with the exercise of the overallotment, the Company consummated the Private Placement of an additional 385,778 Private Placement Warrants to the Sponsor, generating gross proceeds of $385,778. Pro forma adjustments to reflect the Private Placement, the exercise of the underwriters’ overallotment option and offering costs are as follows:

Pro Forma Entries

	Debit	Credit
(a) Cash held in Trust Account	385,778
Additional paid-in capital		385,778
To record sale of 385,778 Private Placement Warrants at $1.00 per warrant

(b) Cash held in Trust Account	19,288,890
Class A common stock		193
Additional paid-in capital		19,288,697
To record sale of 1,928,889 Overallotment Units at $10.00 per Unit

(c) Additional paid-in capital	192,889
Cash held in Trust Account		192,889
To record payment of 1% of cash underwriting fee on overallotment option

(d) Additional paid-in capital	771,556
Deferred underwriting fee payable		771,556
To record liability for deferred underwriting fees on overallotment option

(e) Class B common stock	8
Additional paid-in capital		8
To record forfeiture of 80,278 Class B common stock as a result of partial exercise of the overallotment option

(f) Class A common stock	185
Additional paid-in capital	18,710,045
Common stock subject to possible redemption		18,710,230
To reclassify Class A common stock out of permanent equity into mezzanine redeemable stock